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                                    BY-LAWS
                                       OF
                          INTERNATIONAL PAPER COMPANY

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                            AS AMENDED MARCH 9, 1999

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                                     12345

                            TWO MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                                 (914) 397-1500
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                                    BY-LAWS
                                       OF
                          INTERNATIONAL PAPER COMPANY

                            ------------------------

                                   ARTICLE I
                             STOCKHOLDERS' MEETINGS

    SECTION 1. ANNUAL MEETING. The annual meeting of the Stockholders of the Corporation for the election of Directors, and for the transaction of such other business as may come before the meeting, shall be held on such date and at such place within or without the State of New York as shall have been fixed by the Board of Directors on a timely basis.

    SECTION 2. SPECIAL MEETINGS. Special meetings of the Stockholders, unless otherwise provided by statute, or by the Certificate of Incorporation or other certificate filed pursuant to law, at any time may be called or caused to be called by a majority of the Board of Directors or by the Chairman of the Board, or by the President. Special meetings shall be held at such place within or without the State of New York as is specified in the call thereof.

    SECTION 3. NOTICE OF MEETINGS. Unless otherwise required by statute, the notice of every meeting of the Stockholders shall be in writing and shall state the place, date and hour of the meeting. Notice of a special meeting shall also state the purpose or purposes for which the meeting is called. A copy of the notice of any meeting shall be given personally or by mail, not less than ten nor more than fifty days before the date of the meeting, to each Stockholder entitled to vote at the meeting and to each Stockholder who, by reason of any action propsed at such meeting, is entitled by law to notice thereof. If mailed, it shall be directed to a Stockholder at his address as it appears on the record of Stockholders or, if he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, then directed to him at such other address.

    SECTION 4. QUORUM. PROXIES. VOTING. Except as otherwise provided by law or by the Certificate of Incorporation or other certificate filed pursuant to law, at any meeting of the Stockholders there must be present in person or by proxy the holders of record of stock representing at least one-third of the number of votes entitled to be cast upon any question to be considered at the meeting in order to constitute a quorum for the determination of such question, but a less interest may adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum be present, and thereupon any business may be transacted at the adjourned meeting which might have been transacted at the meeting as originally called. Except as otherwise provided by law or by the Certificate of Incorporation or other certificate filed pursuant to law or by the By-Laws of the Corporation, a majority vote of a quorum at a meeting shall decide any question brought before such meeting. Every holder of record of stock of a class entitled to vote at a meeting shall be entitled to one vote for every share of such stock standing in his name on the books of the Corporation, and may vote either in person or by proxy.

    SECTION 5. PRESIDING OFFICER AND SECRETARY. At all meetings of the Stockholders the Chairman of the Board, or in his absence the President, or in his absence a Vice Chairman of the Board or a Vice President designated by the Board of Directors, or if none be present, the appointee of the meeting, shall preside. The Secretary of the Corporation, or in his absence an Assistant Secretary, or if none be present, the appointee of the Presiding Officer of the meeting, shall act as Secretary of the meeting.

    SECTION 6. INSPECTORS. At each meeting of Stockholders at which Directors are to be elected the Presiding Officer shall appoint two Inspectors of Election who shall perform the duties required by the statute at that meeting and any adjournment thereof. If any Inspector shall refuse to serve, or neglect to attend at the election or his office becomes vacant, the Presiding Officer shall appoint an Inspector in his place.

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    The Presiding Officer of any meeting may also appoint, at such meeting, two
Inspectors with authority to count and report upon the votes cast at such meeting upon such questions (other than the election of Directors) as may be voted upon by ballot.

    Inspectors shall be sworn.

    SECTION 7. STOCKHOLDERS' MEETINGS. No business may be transacted at an annual meeting of Stockholders of the Corporation, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any duly authorized committee thereof, (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors or any duly authorized committee thereof or (c) otherwise properly brought before the annual meeting by any Stockholder of the Corporation (i) who is a Stockholder of record on the date of the giving of the notice provided for in this Section and on the record date for the determination of Stockholders entitled to vote at such annual meeting and
(ii) who complies with the notice procedures set forth in this Section.

    Business shall be brought before the annual meeting by any Stockholder of the Corporation by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation at the principal executive offices of the Corporation, and received by such person not less than ninety (90) days nor more than one-hundred twenty (120) days prior to any meeting of the Stockholders.

    At Stockholder's notice to the Secretary shall set forth as to each matter such Stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such Stockholder, (iii) the number of shares of stock of the Corporation which are owned beneficially or of record by such Stockholder, (iv) a description of all arrangements or understandings between such Stockholder and any other person or persons (including their names) in connection with the proposal of such business by such Stockholder and any material interest of such Stockholder in such business and (v) a representation that such Stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting.

    No business shall be conducted at the annual meeting of Stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section, provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section shall be deemed to preclude discussion by any Stockholder of any such business. The Presiding Officer of the meeting may, if the facts warrant, determine and declare to the meeting that business was not properly brought before the annual meeting in accordance with the foregoing procedure, and if such person should so determine, he or she shall so declare to the meeting and such business shall not be transacted.

    Nothing in this Section 7 shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act and to put before such meeting any proposals so included in the Corporation's proxy statement at his or her request.

    For purposes of this Section 7 and Article II, Section 9, "public disclosure" shall mean disclosure in a communication sent by first class mail to Stockholders, in a press release reported by the Dow Jones News Service, Reuters Information Services, Inc., Associated Press or comparable national news service or in a document filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

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                                   ARTICLE II
                               BOARD OF DIRECTORS

    SECTION 1. NUMBER. ELECTION. VACANCIES. TERM OF OFFICE. Within the limits provided by the Corporation's Certificate of Incorporation or other certificate filed pursuant to law, the Board of Directors shall determine from time to time the number of Directors who shall constitute the entire Board of Directors. Any such determination made by the Board of Directors shall continue in effect unless and until changed by the Board of Directors, but no such changes shall affect the term of any Director then in office and, in case any of the Directors then in office shall have been elected by holders of the Cumulative $4 Preferred Stock in accordance with the provisions of the Certificate of the Corporation filed May 31, 1946 pursuant to Section Thirty-six of the Stock Corporation law (hereafter in this Section 1 referred to as the "Certificate filed May 31, 1946"), no increase in the number of Directors then in office shall be made which would reduce the number of Directors then in office elected as aforesaid to less than one-third (or the nearest whole number thereto) of the total number of Directors then in office. The Board of Directors shall from time to time make such determinations pursuant to this Section 1 as shall be necessary or appropriate in order to ensure that, under any circumstances, the holders of each series of the Serial Preferred Stock shall be able, giving effect to all applicable provisions of the Corporation's Certificate of Incorporation, and of these By-Laws (including, without limitation, the preceding sentence), duly and effectively to exercise any exclusive right conferred upon them by the Certificate of Incorporation or any certificate filed pursuant to law to elect Directors of the Corporation.

    Except as otherwise provided in the Certificate of Incorporation or other certificate filed pursuant to law, at each annual meeting of the Stockholders, the successors to the class of Directors whose terms shall then expire, up to the number determined in accordance with the foregoing provisions and with the provisions of the Certificate of Incorporation or other certificate filed pursuant to law, shall be elected by ballot or by proxy by the holders of the Common Stock by a plurality of the votes cast at such election.

    Except as otherwise provided by law or in the Certificate of Incorporation or other certificate filed pursuant to law and except as otherwise provided in this paragraph, any vacancy in the Board occurring during the year, occurring as a result of an increase in the number of Directors who shall constitute the Board or any other vacancy, may be filled only by the vote of the Board provided that a quorum is then in office and present, or by a majority of the Directors then in office, if less than a quorum is then in office or by a sole remaining Director. Any vacancy in the Board occurring during the year with respect to Directors who may have been elected by holders of the Cumulative $4 Preferred Stock in accordance with the provisions of the Certificate filed May 31, 1946 may only be filled by the holders of the Cumulative $4 Preferred Stock at a special meeting of such holders in the same manner as at an annual meeting.

    Except as otherwise provided by statute, or in the Certificate of Incorporation or other certificate filed pursuant to law, the term of office of each Director heretofore or hereafter elected shall be from the time of his election and qualification until the third annual meeting next following his election and until his successor shall have been duly elected and shall have qualified.

    Directors need not be Stockholders.

    SECTION 2. RESIGNATIONS. Any Director may resign his office at any time by delivering his resignation in writing to the Corporation, and the acceptance of such resignation, unless required by the terms thereof, shall not be necessary to make such resignation effective.

    SECTION 3. METHOD OF ELECTING ENTIRELY NEW BOARD. In case the entire Board of Directors shall die or resign, any Stockholder may call a special meeting in the same manner that the Chairman of the Board may call such meeting, and Directors for the unexpired terms may be elected at any such special meeting in the manner provided for their election at annual meetings.

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    SECTION 4. POWERS. Except as provided by law, or by the Certificate of
Incorporation or other certificate of the Corporation filed pursuant to law, or by these By-Laws, the powers, business and affairs of the Corporation shall be exercised and managed by the Board of Directors.

    SECTION 5. MEETINGS. Regular meetings of the Board of Directors shall be held at such regular intervals and at such fixed time and place as from time to time may be determined by the Board, and no notice of such meetings shall be required.

    Special meetings of the Board of Directors shall be held whenever called by direction of the Chairman of the Board, or of a Vice Chairman of the Board, or of the President, or of any two of the Directors for the time being in office.

    The Secretary shall give notice of each special meeting by mailing the same not later than the second day before the meeting, or personally or by telegraphing or telephoning the same not later than the day before the meeting, to each Director, but such notice may be waived by any Director.

    The Chairman of the Board, or in his absence, the President, or in his absence, a Vice Chairman (to be designated by the persons present at the meeting in the event of more than one Vice Chairman being present) shall preside at all meetings of the Board of Directors. If all of the aforesaid officers be absent or decline to act, the persons present may choose one of their number to act as chairman of the meeting.

    At the first meeting held after the annual meeting of Stockholders, the Board of Directors shall elect the Executive Officers of the Corporation, each of whom shall hold his office until the next annual election of Officers and until another is elected and qualified in his stead, unless sooner removed.

    Any Director may vote or act on behalf of the Corporation in contracting with any other company, notwithstanding he may be an Officer, Director or Stockholder therein.

    Any one or more members of the Board of Directors or any Committee thereof may participate in a meeting of the Board of Directors of such Committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

    SECTION 6. QUORUM. One-third of the total number of Directors determined pursuant to Section 1 of this Article as constituting the Board of Directors shall constitute a quorum for the transaction of business, but if there shall be less than a quorum at any meeting of the Board, a majority of those present (or if only one be present, then that one) may adjourn the meeting from time to time and the meeting may be held as adjourned without further notice.

    SECTION 7. COMMITTEES. The Board of Directors may appoint an Executive Committee and such other committee or committees as they may determine. Such committee or committees shall have such powers as shall be specified by resolution of the Board of Directors. The Executive Committee, so far as permitted by law, may be vested with all of the powers of the Board of Directors when the Board of Directors is not in session. One-third of the total number of Directors appointed to a Committee shall constitute a quorum for the transaction of business.

    SECTION 8. COMPENSATION OF DIRECTORS. Directors shall be entitled to reasonable compensation for their services. They may be paid a fixed salary and may also receive a fee for attendance at any meeting of the Board of Directors or of any Committee of the Board. The amount of compensation shall be determined by resolution of the Board. Nothing herein contained shall preclude any Director from serving in any other capacity and receiving compensation therefor.

    SECTION 9. NOMINATIONS. Nominations for election to the Board of Directors of the Corporation at a meeting of the Stockholders may be made (a) by the Board, or on behalf of the Board by any nominating committee appointed by the Board, or (b) by any Stockholder of the Corporation (i) who is a Stockholder of record on the date of the giving of the notice provided for in this Section and on the record date for the

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determination of Stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section.

    Stockholder nominations shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation at the principal executive offices of the Corporation, and received by such person not less than ninety (90) days nor more than one-hundred twenty (120) days prior to any meeting of the Stockholders called for the election of Directors.

    Such notice shall set forth (a) as to each proposed nominee who is not an incumbent Director (i) the name, age, business address and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed of nominees in proxy solicitations pursuant to Section 14 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act") and the rules and regulations promulgated thereunder and (b) as to the Stockholder giving the notice (i) the name and record address of such Stockholder, (ii) the number of shares of stock of the Corporation which are beneficially owned by such Stockholder, (iii) a description of all arrangements or understandings between such Stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such Stockholder, (iv) a representation that such Stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in its notice and (v) any other information relating to such Stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice shall be accompanied by the written consent of each proposed nominee to serve as a Director of the Corporation. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth herein.

    The Presiding Officer of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if such person should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

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                                  ARTICLE III
                              OFFICERS AND AGENTS

    SECTION 1. GENERAL. The Elected Officers of the Corporation shall be elected by the Board of Directors. The Elected Officers of the Corporation may include a Chief Executive Officer, a President, one or more Executive Vice Presidents, Senior Vice Presidents, and Vice Presidents, a Treasurer, a Secretary and such other Elected Officers as may be deemed necessary or desirable. Any two or more such offices may be held by the same person, except the offices of President and Secretary.

    The Board of Directors, at any time and from time to time, may appoint or authorize the Chief Executive Officer, to appoint one or more Vice Presidents, a Controller, an Auditor, a Chief Tax Officer, one or more Assistant Treasurers and one or more Assistant Secretaries, and such other Officers or agents as may be deemed necessary or desirable, and may prescribe or authorize the Chief Executive Officer to prescribe the powers and duties of each, and fill any vacancy which may occur in any such office.

    All Elected Officers shall be subject to removal at any time by the affirmative vote of a majority of the whole Board of Directors. All other Officers, and all heads of departments, managers, assistant managers, agents and employees of the Corporation, may be removed at any time, by vote of the Board of Directors, or by the Officer appointing them, or by any other superior Officers or any Committee thereunto authorized by the Board.

    SECTION 2. CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the Stockholders and of the Board of Directors. He shall have such other powers and perform such other duties as may, from time to time, be specified by the Board of Directors.

    SECTION 3. VICE CHAIRMAN OF THE BOARD. A Vice Chairman of the Board, in the absence of the Chairman of the Board and the President, shall preside at meetings of the Stockholders and of the Board of Directors. He shall have such other powers and perform such other duties as may, from time to time, be specified by the Board of Directors or by the chief executive officer of the Corporation. He shall be subject to the control of the Board of Directors and to the powers of the chief executive officer of the Corporation.

    SECTION 4. PRESIDENT. The President, in the absence of the Chairman of the Board, shall preside at meetings of the Stockholders and of the Board of Directors. He shall have such other powers and perform such other duties as may, from time to time, be specified by the Board of Directors or by the the chief executive officer of the Corporation. He shall be subject to the control of the Board of Directors and to the powers of the chief executive officer of the Corporation.

    SECTION 5. CHIEF EXECUTIVE OFFICER. The chief executive officer shall have general charge of the business of the Corporation and the power to formulate all plans and policies in connection therewith, subject to the control of the Board of Directors. He shall keep the Board of Directors fully informed and shall freely consult with the Board concerning the business of the Corporation. He shall have such other powers and perform such other duties as may, from time to time, be specified by the Board of Directors.

    SECTION 6. VICE PRESIDENTS. Any Vice President shall have such powers and perform such duties as may, from time to time, be specified by the Board of Directors or by the chief executive officer of the Corporation.

    SECTION 7. TREASURER. The Treasurer shall have the care and custody of the funds and securities of the Corporation and shall have such powers and perform such duties as are incident to the office of Treasurer, or as may, from time to time, be specified by the Board of Directors or by the chief executive officer of the Corporation. He shall be subject to the control of the Board of Directors and to the powers of the chief executive officer of the Corporation.

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    SECTION 8. ASSISTANT TREASURERS. Any Assistant Treasurer shall perform such duties as the Treasurer or the chief executive officer of the Corporation or the Board of Directors may from time to time assign to him.

    SECTION 9. SECRETARY. The Secretary shall have the care and custody of the seal and minute books of the Corporation and shall have such powers and perform such duties as are incident to the office of Secretary or as may, from time to time, be specified by the Board of Directors. He shall be subject to the control of the Board of Directors.

    SECTION 10. ASSISTANT SECRETARIES. Any Assistant Secretary shall perform such duties as the Secretary or the chief executive officer of the Corporation of the Board of Directors may from time to time assign to him.

    SECTION 11. CONTROLLER. If a Controller shall have been elected, he shall be the chief accounting officer of the Corporation and shall have such powers and perform such duties as may, from time to time, be specified by the Board of Directors or the chief executive officer of the Corporation.

    SECTION 12. AUDITOR. If an Auditor shall have been elected, he shall have full charge of the auditing of all accounts of every kind, subject to the control of the Board of Directors, and shall also perform such other duties as the Board of Directors or the chief executive officer of the Corporation may from time to time direct.

    SECTION 13. CHIEF TAX OFFICER. The Chief Tax Officer shall have responsibility for all tax matters of the Corporation, subject to control of the Board of Directors, and shall have such powers and perform such other duties as the Board of Directors or the chief executive officer or the chief financial officer may from time to time direct.

                                   ARTICLE IV
                                 CAPITAL STOCK

    SECTION 1. CERTIFICATES OF SHARES AND UNCERTIFICATED SHARES. The shares of each class of the capital stock of the Corporation shall be represented by certificates or shall be uncertificated. Each registered holder of shares, upon request to the Company, shall be provided with a certificate of stock representing the number of shares owned by such holder. Certificates of stock shall be issued in such forms, not inconsistent with law or with the Certificate of Incorporation or other certificate filed pursuant to law, as shall be approved by the Board of Directors.

    SECTION 2. TRANSFERS OF SHARES OF STOCK. Transfers of shares shall only be made upon the books of the Corporation by the holder in person, or by the power of attorney duly executed and filed with the Corporation, and on the surrender and cancellation of the certificate or certificates of such shares properly assigned.

    The Board of Directors shall have power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration of certificates of shares in the capital stock of the Corporation.

    SECTION 3. RECORD DATES. For the purpose of determining the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or for the purpose of determining Stockholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the Board may fix, in advance, a date as the record for any such determination of Stockholders. Such date shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.

    SECTION 4. LOST CERTIFICATES. No certificate of shares in the capital stock of the Corporation shall be issued in place of any certificate alleged to have been lost, stolen or destroyed, except on delivery to the

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Corporation of a bond of indemnity, against such lost, stolen or destroyed certificate, with such surety or security, if any, as shall be approved by the Treasurer or Secretary. Proper and legal evidence of such loss, theft or destruction shall be produced to the Treasurer or Secretary, if they require the same. The Treasurer of Secretary may (except as otherwise provided in any agreement executed and delivered on behalf of the Corporation and authorized by the Board of Directors) in their discretion refuse to issue such new certificate, save upon the order of the court having jurisdiction in such matters.

                                   ARTICLE V
                                   DIVIDENDS

    Dividends may be declared and paid out of funds of the Corporation legally available therefor as often and at such times and to such extent as the Board of Directors may determine, consistent with the provisions of the Certificate of Incorporation or other certificate filed pursuant to law.

                                   ARTICLE VI
                                      SEAL

    The seal of the Corporation shall consist of a flat-faced circular die with the name of the Corporation in a circle and the year of its incorporation in the center.

                                  ARTICLE VII
                                     WAIVER

    Any notice required by the By-Laws of the Corporation to be given to Directors or Stockholders for any meeting may be waived by any Director or Stockholder in writing, signed by such Director or Stockholder or by his attorney thereunto authorized, and filed with the Secretary of the Corporation.

                                  ARTICLE VIII
                          CHECKS, DRAFTS, NOTES, ETC.

    Funds of the Corporation on deposit with banks shall be disbursed by checks or drafts signed by such officer or officers as the Board of Directors from time to time designate or by such person or persons as shall from time to time be designated either by the Board of Directors or by such officer or officers as the Board shall from time to time authorize so to do. Notes, drafts, acceptances, bills of exchange, or other obligation for the payment of money (other than checks and drafts on banks with which the Corporation has funds on deposit) made, accepted, or endorsed, shall be signed by such officer or officers or person or persons as the Board of Directors shall from time to time designate.

                                   ARTICLE IX
                                INDEMNIFICATION

    The Corporation shall indemnify each Officer or Director who is made, or threatened to be made, a party to any action by reason of the fact that he or she is or was an Officer or Director of the Corporation, or is or was serving at the request of the Corporation in any capacity for the Corporation or any other enterprise, to the fullest extent permitted by applicable law. The Corporation may, so far as permitted by law, enter into an agreement to indemnify and advance expenses to any Officer or Director who is made, or threatened to be made, a party to any such action.

                                   ARTICLE X
                                   AMENDMENTS

    These By-Laws, or any of them, may be altered, amended, or repealed, and new By-Laws may be adopted, at any annual meeting of the Stockholders, or at any special meeting called for that purpose, by a vote of a majority of the shares represented and entitled to vote thereat. The Board of Directors shall have the power, by a majority vote of the whole Board, to alter or amend or repeal these By-Laws, but any such action of the Board of Directors may be amended or repealed by the Stockholders at any annual meeting.

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    I,             ,a duly appointed Assistant Secretary of International Paper
Company, a corporation duly organized and existing under the laws of the State of New York, hereby certify that the foregoing comprises a true and complete copy of the By-Laws of said International Paper Company as amended to the date hereof, and that the same in force and effect.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate
seal of said International Paper Company this     day of            , 19  .

                ------------------------------------------------
               Assistant Secretary of International Paper Company

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